THRIVENT VARIABLE ANNUITY ACCOUNT I

Supplement to Prospectus dated April 30, 2012

Regarding

Return Protection Allocations (RPA)

Please include this Supplement with your Prospectus

Effective December 20, 2012, this Supplement revises, and to the extent inconsistent therewith, replaces information contained in the Prospectus dated April 30, 2012 for the above-referenced Prospectus.

Return Protection Allocations (RPAs) are no longer available for election under the Contract.

If you currently have a Return Protection Allocation (RPA), the guarantees associated with your benefit will continue through the end of your allocation period.

The date of this Supplement is December 20, 2012

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Toll-Free Telephone Number

800-847-4836

28011